702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS

Supplement dated January 31, 2018 to the currently effective Prospectuses of Rydex Series Funds and Rydex Dynamic Funds (collectively, the “Trusts”).

This supplement provides new and additional information beyond that contained in the Trusts’ Prospectuses and should be read in conjunction with the Trusts’ Prospectuses.

Effective immediately, the information under the headings “Dividends and Distributions – Dividend Payment Options” in the Prospectuses is deleted in its entirety and replaced with the following.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application but would like to receive cash payments, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.

If you elect to receive cash payments, we encourage you to cash your dividends and distributions check promptly. Interest will not accrue on the amount of your uncashed check. Additionally, the Funds may be required to transfer assets related to uncashed checks to a state under the state’s escheatment or abandoned property laws.

Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. In addition, if you elect to receive dividends and distributions in cash and you have not provided the Funds with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Funds reserve the right to reinvest such dividends or distributions in additional Fund shares and absent further instruction from you, to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). When reinvested, those amounts are subject to the risk of loss like any other investment in the Funds.

Please retain this supplement for future reference.

RDX-COMBO-4-0118